UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 11, 2018

DELMAR PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	001-37823	99-0360497
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 720-999 West Broadway

Vancouver, British Columbia

Canada V5Z 1K5

(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (604) 629-5989

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13-e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

On April 11, 2018, DelMar Pharmaceuticals, Inc. (the “Company”) amended its articles of incorporation, as amended (the “Articles of Incorporation”), to increase the number of authorized shares of common stock, par value of $0.001, per share (“Common Stock”) from 50,000,000 shares to 70,000,000 shares. The Articles of Incorporation were amended by deleting Article 2 thereof in its entirety and inserting the following:

NUMBER OF SHARES WITH PAR VALUE:

70,000,000 COMMON - $0.001 PAR VALUE

5,000,000 PREFERRED - $0.001 PAR VALUE

The Certificate of Amendment to the Articles of Incorporation of the Company dated April 11, 2018, filed with the Secretary of State of the State of Nevada, is attached to this report as Exhibit 3.1 and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On April 11, 2018, the Company held its Annual Meeting of Stockholders (the “Annual Meeting”). The matters voted on at the Annual Meeting were: (i) the election of directors, (ii) adoption of an amendment to the Articles of Incorporation to increase the number of authorized shares of Common Stock from 50,000,000 shares to 70,000,000 shares, (iii) adoption of the Company’s 2017 Omnibus Equity Incentive Plan (As Amended and Restated Effective as of February 1, 2018) (the “2017 Plan”), (iv) approval, by advisory vote, of executive compensation, (v) approval, by advisory vote, of the frequency of advisory votes on executive compensation, and (vi) the ratification of the appointment of the Company’s independent registered public accounting firm. The final voting results were as follows:

1.	The proposal to elect the following nominees, Erich Mohr, John K. Bell, Lynda Cranston, Robert J. Toth, Jr., Robert E. Hoffman, and Saiid Zarrabian, as directors of the Company to hold office until the next annual meeting and until his or her successor has been duly elected and qualified, or, if sooner, until the director’s death, resignation or removal.

The votes were cast with respect to this matter as follows:

	FOR	WITHHELD	BROKER NON-VOTES
Erich Mohr	8,827,177	1,242,603	8,842,394
John K. Bell	8,672,165	1,397,615	8,842,394
Lynda Cranston	8,699,635	1,370,145	8,842,394
Robert J. Toth, Jr.	8,638,438	1,431,202	8,842,394
Robert E. Hoffman	9,443,063	626,717	8,842,394
Saiid Zarrabian	9,437,902	632,815	8,842,394

The stockholders elected each nominee as a director of the Company.

2.	The proposal to adopt an amendment to the Articles of Incorporation to increase the number of authorized shares of Common Stock from 50,000,000 shares to 70,000,000 shares.

The votes were cast with respect to this matter as follows:

FOR	AGAINST	ABSTAIN
15,301,551	3,845,080	130,388

The stockholders approved the proposal to adopt the amendment to the Articles of Incorporation.

3.	The proposal to adopt the 2017 Plan.

The votes were cast with respect to this matter as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
7,837,064	2,039,733	192,983	8,842,394

The stockholders approved the proposal to adopt the 2017 Plan.

4.	The proposal to approve, on an advisory basis, executive compensation was approved based upon the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
7,944,938	1,057,597	1,067,245	8,842,394

5.	The proposal on the frequency of future advisory votes on executive compensation received the following votes:

1 YEAR	2 YEARS	3 YEARS	ABSTAIN	BROKER NON-VOTES
1,456,454	306,927	7,992,940	313,458	8,842,394

6.	The proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending June 30, 2018 was approved based upon the following votes:

FOR	AGAINST	ABSTAIN
18,235,516	960,049	81,454

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	The Certificate of Amendment to the Articles of Incorporation, as amended, of DelMar Pharmaceuticals Inc., dated April 11, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELMAR PHARMACEUTICALS, INC.

Date: April 13, 2018	By:	/s/ Scott Praill
Scott Praill Chief Financial Officer

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